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SUB-ITEM 77D(a): Exhibits
                  SELIGMAN TIME HORIZON/HARVESTER SERIES, INC.




         Incorporated by reference to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed on March 1, 2006 pursuant to Rule 485(a)(1) under the Securities Act of 1933, as amended.